Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of iTech Medical, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, WARREN G. BAKER, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2011	By:	/s/ WARREN G. BAKER
Warren G. Baker
President, Chief Executive Officer

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of iTech Medical, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, WAYNE D. COCKBURN, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2011	By:	/s/ WAYNE D. COCKBURN
Wayne D. Cockburn
Chief Financial Officer